                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       __________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                                 March 1, 2001
                Date of report (Date of earliest event reported)

                       UNITED SHIPPING & TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


         Utah                          000-28452                 87-0355929
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     Of Incorporation)                                       Identification No.)

        9850 51st Avenue North, Suite 110, Minneapolis, Minnesota 55442
                    (Address of Principal Executive Offices)

                                 (952) 941-4080
              (Registrant's telephone number, including area code)

ITEM 5.  Other Events.
         ------------

Sale of Series D Preferred Stock and Subscription Notes

     On March 1, 2001, the Company entered into a Securities Purchase Agreement pursuant to which RS Investment Management, Inc. purchased 250,000 shares of the Company's Series D Convertible Preferred Stock, par value $0.004 per share (the "Series D Preferred"), for a purchase price of $8.00 per share and an aggregate consideration of $2,000,000. Each share of Series D Preferred is convertible into 10 shares of the Company's Common Stock, par value $0.004 per share, subject to adjustment to prevent antidilution.

     During March 2001, the Company entered into Stock Purchase Agreements whereby certain investors agreed to purchase Subscription Notes convertible into an aggregate 624,906 shares of Series D Preferred for a total consideration of $4,999,250. The conversion right is subject to shareholder approval.

Second Amended and Restated Registration Rights Agreement

     On March 1, 2001, the Company entered into a Second Amended and Restated Registration Rights Agreement with TH Lee.Putnam Internet Partners, L.P., TH Lee.Putnam Internet Parallel Partners, L.P., THLi Coinvestment Partners LLC, Blue Star I, LLC and RS Investment Management, Inc., providing the holders of the Series D Preferred with certain rights to register with the Securities and Exchange Commission shares of common stock issuable upon conversion thereof, together with the holders of the Company's Series B Convertible Preferred Stock, par value $0.004 per share (the "Series B Preferred"), Series C Convertible Preferred Stock, par value $0.004 per share (the "Series C Preferred"). TH Lee.Putnam Internet Partners, L.P., TH Lee.Putnam Internet Parallel Partners, L.P., THLi Coinvestment Partners LLC, Blue Star I, LLC collectively are referred to as "THLi."

Agreement, Waiver and Estoppel

     On March 6, 2001, the holders of the Company's Series B Preferred, Series C Preferred and Series D Preferred entered into an Agreement, Waiver and Estoppel whereby the holders of Series B Preferred and Series C Preferred agreed to waive certain rights provided in the certificates of designation for the Series B Preferred and Series C Preferred in consideration of the investment made by holders of the Series D Preferred.

Warrants to Purchase Series D Preferred

     On January 4, 2001, the Company issued warrants to purchase shares of Series D Preferred at a price per share equal to $0.01 to entities affiliated with TH Lee.Putnam Internet Parallel Partners, L.P. Warrants to purchase up to 117,907 shares of Series D Preferred were issued to TH Lee.Putnam Internet Partners, L.P., warrants to purchase up to 89,421 shares of Series D Preferred were issued to TH Lee.Putnam Internet Parallel Partners, L.P., warrants to purchase up to 6,628 shares of Series D Preferred were issued to THLi Coinvestment Partners LLC, and warrants to purchase up to 2,577 shares of Series D Preferred were issued to Blue Star I, LLC. The warrants were issued in consideration of a Bridge Loan Agreement entered into between the Company and THLi on January 4, 2001.

ITEM 7. Financial Statements and Exhibits.
        ---------------------------------

     (c)  Exhibits.

Exhibit No.        Description
-----------        -----------
   4.1             Certificate of Designation of Preferences and Rights of
                   Series D  Preferred and Articles of Amendment to the
                   Company's Restated Articles of Incorporation.

   4.2 Agreement, Waiver and Estoppel dated March 6, 2001, between the holders of the Company's Series B Preferred Stock, the holders of the Company's Series C Preferred Stock and certain holders of Series D Preferred.

  10.1 Securities Purchase Agreement Dated as of March 1, 2001 among the Company and RS Investment Management, Inc.

  10.2 Form of Stock Purchase Agreement to acquire Subscription Notes presently convertible into an aggregate 624,906 shares of Series D Preferred entered into during March 2001 between the Company and TenX Venture Partners, LLC, HomePoint Corporation, Salah Al-Qahtani and AL-MAL Islamic Company.

  10.3 Form of Subscription Notes presently convertible into an aggregate 624,906 shares of Series D Preferred issued to TenX Venture Partners, LLC, HomePoint Corporation, Salah Al-Qahtani and AL-Mal Islamic Company pursuant to Stock Purchase Agreements entered into during March 2001.

  10.4 Second Amended and Restated Registration Rights Agreement dated as of March 1, 2001, among the Company, TH Lee.Putnam Internet Partners, L.P., TH Lee.Putnam Internet Parallel Partners, L.P., THLi Coinvestment Partners LLC, Blue Star I, LLC, RS Investment Management, Inc., TenX Venture Partners, LLC, HomePoint Corporation, Salah Al-Qahtani and AL-MAL Islamic Company.

  10.5 Form of warrant to purchase shares of Series D Preferred issued to entities affiliated with TH Lee.Putnam Internet Parallel Partners, L.P. on January 4, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date:  May 21, 2001             By: /s/ Wesley C. Fredenburg
                                    ------------------------------------
                                    Name:  Wesley C. Fredenburg
                                    Title: Secretary and General Counsel

                               INDEX TO EXHIBITS


Exhibit No.   Description
-----------   -----------

    4.1 Certificate of Designation of Preferences and Rights of Series D Preferred and Articles of Amendment to the Company's Restated Articles of Incorporation.

    4.2 Agreement, Waiver and Estoppel dated March 6, 2001, between the holders of the Company's Series B Preferred Stock, the holders of the Company's Series C Preferred Stock and certain holders of Series D Preferred.

   10.1 Securities Purchase Agreement Dated as of March 1, 2001 among the Company and RS Investment Management, Inc.

   10.2 Form of Stock Purchase Agreement to acquire Subscription Notes presently convertible into an aggregate 624,906 shares of Series D Preferred entered into during March 2001 between the Company and TenX Venture Partners, LLC, HomePoint Corporation, Salah Al-Qahtani and AL-MAL Islamic Company.

   10.3 Form of Subscription Notes presently convertible into an aggregate 624,906 shares of Series D Preferred issued to TenX Venture Partners, LLC, HomePoint Corporation, Salah Al-Qahtani and AL-MAL Islamic Company pursuant to Stock Purchase Agreements entered into during March 2001.

   10.4 Second Amended and Restated Registration Rights Agreement dated as of March 1, 2001, among the Company, TH Lee.Putnam Internet Partners, L.P., TH Lee.Putnam Internet Parallel Partners, L.P., THLi Coinvestment Partners LLC, Blue Star I, LLC, RS Investment Management, Inc., TenX Venture Partners, LLC, HomePoint Corporation, Salah Al-Qahtani and AL-MAL Islamic Company.

   10.5 Form of warrant to purchase shares of Series D Preferred issued to entities affiliated with TH Lee.Putnam Internet Parallel Partners, L.P. on January 4, 2001.